UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2013

DMH INTERNATIONAL, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada	333-169887	27-2689205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12502 West Atlantic Blvd. Coral Springs, FL	33071
(Address of Principal Executive Offices)	(Zip Code)

(954) 509-0911

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.

CHANGE IN FISCAL YEAR.

As discussed in DMH International, Inc.’s (the “Company”) 8K/A filed on January 23, 2013 the board of directors of the Company authorized a change in the Company’s fiscal year end from September 30 to December 31 (adopting the fiscal year of Touch Medical, Inc.). The Company’s last Form 10-K was filed for the fiscal year ended June 30, 2012. The Company will file a Form 10-K for the fiscal year ended December 31, 2012. Accordingly, the Company’s Form 12b-25 was filed in error.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 18th day of February 2013.

DMK INTERNATIONAL, INC.

By:  /s/ RIK J. DEITSCH

Rik J. Deitsch

President